EXHIBIT 32.1
CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Audacy, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i)    the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 16, 2023

By:	/s/ David J. Field
Name:	David J. Field
Title:	Chairman, Chief Executive Officer and President
(principal executive officer)
A signed original of this written statement required by Section 906 has been provided to Audacy, Inc. and will be retained by Audacy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.
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